LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN DISCIPLINED EQUITY FUND


June 30, 1998

Dear Shareholder:

We are pleased to report that the J.P. Morgan Disciplined Equity Fund performed well from its inception on December 31, 1997, through May 31, 1998, providing a solid return of 15.33%. This performance surpassed the 13.12% return of the S&P 500 Index over the same period, and was well ahead of the 10.17% return provided by fund competitors as measured by the Lipper Growth & Income Fund Average.

The fund's net asset value increased from $12.98 per share at December 31, 1997, to $14.95 at May 31,1998, after making distributions of approximately $0.02 from ordinary income. The fund's net assets stood at $18.0 million at the end of the period under review. The net assets of The Disciplined Equity Portfolio, in which the fund invests, totaled approximately $314.1 million at May 31, 1998.

The report that follows includes an interview with Timothy J. Devlin, a member of the portfolio management team for The Disciplined Equity Portfolio. This interview is designed to answer commonly asked questions about the fund, elaborate on what happened during the reporting period, and reiterate the fund's investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,


/s/ Ramon de Oliveira                   /s/ Keith M. Schappert

Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . .1      FUND FACTS AND HIGHLIGHTS. . . . . . .6
FUND PERFORMANCE. . . . . . . . .2      SPECIAL FUND-BASED SERVICES. . . . . .7
PORTFOLIO MANAGER Q&A . . . . . .3      FINANCIAL STATEMENTS . . . . . . . . 10
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on January 3, 1997,* would have grown to $14,507 on May 31, 1998.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.



PERFORMANCE                                  TOTAL RETURNS            AVERAGE ANNUAL TOTAL RETURNS
                                             ----------------         ----------------------------
                                             THREE     SIX            ONE               SINCE
AS OF MAY 31, 1998                           MONTHS    MONTHS         YEAR              INCEPTION
-------------------------------------------------------------         ----------------------------
J.P. Morgan Disciplined Equity Fund*         5.57%     16.92%         32.80%            32.19%

S&P 500 Index                                4.35%     15.06%         30.68%            30.07%

Lipper Growth & Income Fund Average          2.98%     11.91%         25.47%            24.42%

AS OF MARCH 31, 1998
-------------------------------------------------------------         ----------------------------
J.P. Morgan Disciplined Equity Fund*         14.95%    17.71%         49.72%            37.17%

S&P 500 Index                                13.95%    17.22%         48.00%            35.90%

Lipper Growth & Income Fund Average          11.73%    12.52%         40.15%            30.00%


GROWTH OF $10,000 SINCE FUND INCEPTION

JANUARY 3, 1997* - MAY 31, 1998



                                                      Lipper
          J.P. Morgan Disciplined  S&P 500 Index  Growth & Income
                Equity Fund                          Fund Average
          -----------------------  -------------  ---------------
1-97              $10,000            $10,000        $10,000
                  $10,076            $10,078        $10,053
3-97              $ 9,657            $ 9,664        $ 9,695
                  $10,210            $10,241        $10,053
                  $10,924            $10,865        $10,679
6-97              $11,410            $11,352        $11,092
                  $12,362            $12,255        $11,911
                  $11,728            $11,568        $11,504
9-97              $12,283            $12,202        $12,086
                  $11,900            $11,794        $11,660
                  $12,407            $12,340        $11,976
12-97             $12,579            $12,552        $12,176
                  $12,792            $12,691        $12,189
                  $13,742            $13,606        $13,025
3-98              $14,459            $14,303        $13,603
                  $14,682            $14,447        $13,697
5-98              $14,507            $14,199        $13,412


LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.

*THE J.P. MORGAN DISCIPLINED EQUITY FUND'S RETURNS INCLUDE HISTORICAL RETURNS OF THE J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND, WHICH HAD A LOWER
EXPENSE RATIO, FROM JANUARY 3, 1997 (THE INCEPTION DATE OF THE J.P. MORGAN INSTITUTIONAL DISCIPLINED EQUITY FUND), THROUGH DECEMBER 31, 1997 (THE INCEPTION DATE OF THE J.P. MORGAN DISCIPLINED EQUITY FUND). FOR THE PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM JANUARY 31, 1997, THE FIRST DATE WHEN DATA FOR THE FUND'S BENCHMARK AND ITS LIPPER CATEGORY WERE AVAILABLE. THE J.P. MORGAN DISCIPLINED EQUITY FUND'S TOTAL RETURN SINCE ITS COMMENCEMENT OF OPERATIONS ON 12/31/97 IS 15.33%.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF FUND DISTRIBUTIONS, AND REFLECT THE REIMBURSEMENT OF FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

Following is an interview with TIMOTHY J. DEVLIN, a member of the portfolio management team for The Disciplined Equity Portfolio since its inception. Tim joined J.P. Morgan in 1996 after spending nine years at Mitchell Hutchins Asset Management Inc., where he managed quantitatively driven equity portfolios for institutional and retail investors. Tim was educated at Union College, where he received a BA in Economics. This interview was conducted on June 12, 1998, and reflects Tim's views on that date.


HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT DURING THE 12 MONTHS ENDED MAY 31, 1998?

TJD: In general, the environment for stocks has been ideal over the last year. A strong economy with little inflation and low interest rates led to a 30.68% gain in the S&P 500. There were certainly some bumps along the way, most notably the Asian crisis, which is currently showing no signs of abating. We believe the weakness in Asia will continue to drag on the U.S. economy. It appears that the strong dollar will hurt foreign sales of U.S. companies, and cheap Asian imports will keep prices down. If you throw in wage inflation due to a tight labor market, it all adds up to a slowdown in profit growth.

The stock market continues to gain, but participation is more narrow than it's been at any time since the early 1970s. The "mega-cap" stocks have been outpacing all others for four years now. Many S&P 500 stocks have declined for the year to date despite the Index's strong gain. Investors have viewed U.S. large-cap stocks as a safe haven, particularly in light of the problems in Asia. In fact, for the first five months of 1998, the S&P 500 returned 13.12%, while the Russell 2000 Index gained only 4.71%.

HOW DID THE FUND PERFORM RELATIVE TO THE MARKET?

TJD: I am pleased to report that the fund surpassed the S&P 500 Index for the period, returning 15.33% versus 13.12% for the benchmark and 10.17% for the Lipper Growth & Income Fund Average.

The fund's excess returns are solely due to our stock selection process. We manage the portfolio using an enhanced index strategy. Our goal is to earn higher returns than the S&P 500 while maintaining a similar level of risk. In keeping with this goal, we align the portfolio's sector -- or industry group -- weights and style characteristics, such as price/earnings ratio, average market capitalization, and dividend yield, with those of the S&P 500. We also remain fully invested at all times, avoiding any market timing bets. Therefore, our sole source of excess return is stock selection, which we believe to be our greatest strength.

WHICH STOCKS CONTRIBUTED TO THE FUND'S PERFORMANCE?

TJD: While many stocks contributed to performance, our stock selection within the drug sector was exceptional. Relative to the S&P 500, we were overweighted in many stocks that outperformed their sector average, and underweighted in some stocks that lagged their peers. To highlight a few of our best performers (relatively speaking):

One of the big winners for us in the drug sector was Warner-Lambert Co. Sales of the company's two new drugs, Lipitor, a cholesterol-reducing drug, and Rezulin,a diabetes drug, continue to exceed expectations. The stock gained 91% for the year ending May 31, easily outpacing the drug sector's strong overall return of 48%.

An underweight position in Merck & Company, Inc. contributed to the fund's performance as that stock lagged the drug sector. Merck, long an industry leader, has failed to generate excitement about new drugs in its development pipeline. We believe new drugs are the key to Merck's future, particularly since several of the company's top drugs have patents expiring in the coming years.

Another top performer for the fund was Tyco International, Ltd. (+75%), a diversified industrial company and industry leader in several businesses. Tyco's management team is very focused on containing costs and has made several strategic acquisitions over the last year. Tyco's most recent purchase, U.S. Surgical Corp., which was announced in May, is also its largest to date.

WHAT ARE SOME OF THE BENEFITS OF AN ENHANCED INDEX STRATEGY?

TJD: Enhanced index strategies offer investors the potential to modestly beat the market while minimizing potential underperformance. Enhanced index funds are usually offered at a more attractive price than traditional mutual funds. They offer broad diversification as well.

The Disciplined Equity Portfolio delivers active stock selection in a diversified, risk-managed portfolio offered at an attractive price. An additional benefit of the risk management is consistency of style, making the fund ideal for use in implementing the equity component of an asset allocation plan. Investors know what they are getting when they purchase the fund -- a fully invested portfolio of large-company stocks that relies on stock selection to beat the market.

The benefits of enhanced indexing are being recognized by more investors each day. About 20 years ago, when passive index management was in its infancy, there were some who thought it would never catch on with retail investors. Now index funds are among the largest and most popular stock funds available. If traditional actively managed funds continue to underperform the indexes, I think we will see continued growth of index funds, but also a shift to lower risk, active strategies -- such as enhanced index funds.

HOW DOES THE PORTFOLIO ENHANCE RETURNS?

TJD: Our method of enhancing returns has as much to do with what we do not hold as with what we hold in the portfolio. That is, by identifying and avoiding overvalued stocks, then purchasing more shares of undervalued stocks, we have been able to enhance returns.

Our team of 24 research analysts is charged with forecasting earnings and dividends for each of the companies that they follow. Through meetings with management, staff, competitors, and customers, they focus their analysis on a company's sustainable earnings power. These forecasts are then compared to the stock price and ranked to determine whether each stock is undervalued, overvalued, or fairly valued relative to its sector peers.

We then construct the portfolio based on our rankings, emphasizing or overweighting (relative to the S&P 500) the cheapest stocks, and underweighting the most expensive. As I mentioned earlier, each sector's weight in the portfolio is matched to that of the Index. The resulting portfolio's overall characteristics look just like the Index. Because of the index-like characteristics and sector weights, any difference in return between the portfolio and the Index is due to stock selection.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

TJD: We do not believe that the current pace of the U.S. economy is sustainable. We are looking for the economy to slow as the impact of Asia continues to be felt. Computer companies and banks with loans in Asia, in particular, should be affected. We expect corporate profit growth in the low single digits due in part to a lack of corporate pricing power. In this environment, we believe active stock selection will have more of an impact on returns.

In spite of these challenging macroeconomic conditions, however, we still see low inflation and do not expect a recession. The U.S. continues to manage its business well, and it appears to be a good time to be invested in North America.


Although stock valuations are high right now, it's important to remember that equities have a place in most investors' portfolios. We believe that our portfolio offers a way to participate in the gains of the stock market while managing risk.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Disciplined Equity Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities. It is designed for investors who want the potential to outperform the S&P 500 Index without assuming a level of risk substantially greater than that of the Index.


--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
12/31/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 5/31/98
$18,036,929

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 5/31/98
$314,135,937

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
6/26/98, 8/14/98, 12/18/98

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/18/98


EXPENSE RATIO
The fund's current annualized expense ratio of 0.75% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption,or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring dividend or redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 1998

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)


[CHART]

CONSUMER GOODS
& SERVICES               23.4%

FINANCE                  17.5%

TECHNOLOGY               12.8%

HEALTH CARE              10.6%

INDUSTRIAL PRODUCTS
& SERVICES               10.6%

UTILITIES                 9.7%

ENERGY                    7.7%

BASIC INDUSTRIES          5.1%

TRANSPORTATION            1.0%

SHORT-TERM AND
OTHER INVESTMENTS         1.6%


LARGEST EQUITY HOLDINGS            % OF TOTAL INVESTMENTS
---------------------------------------------------------
EXXON CORP.                                  2.9%
     (OIL PRODUCTION)
INTEL CORP.                                  2.2%
     (SEMI-CONDUCTORS)
BRISTOL-MYERS SQUIBB CO.                     2.1%
     (PHARMACEUTICALS)
GENERAL ELECTRIC CO.                         2.1%
     (DIVERSIFIED MANUFACTURING)
INTERNATIONAL BUSINESS MACHINES CORP.        2.1%
     (COMPUTER SYSTEMS)
PROCTER & GAMBLE CO.                         1.8%
     (HOUSEHOLD PRODUCTS)
AMERICAN HOME PRODUCTS CORP.                 1.6%
     (PHARMACEUTICALS)
WARNER-LAMBERT CO.                           1.6%
     (PHARMACEUTICALS)
BOEING CO.                                   1.6%
     (DIVERSIFIED MANUFACTURING)
AMERICAN INTERNATIONAL GROUP, INC.           1.5%
     (INSURANCE)

SPECIAL FUND-BASED SERVICES


PIERPONT ASSET ALLOCATION SERVICE (PAAS)
For many investors, a diversified portfolio -- including short-term instruments, bonds, and stocks -- can offer an excellent opportunity to achieve one's investment objectives. PAAS provides investors with a comprehensive management program for their portfolios. Through this service, investors can:

 - Create and maintain an asset allocation that is specifically targeted to meet their most critical investment objectives.

 - Make ongoing tactical adjustments in the actual asset mix of their portfolios to capitalize on shifting market trends.

 - Make investments through the J.P. Morgan Funds, a family of diversified mutual funds.

PAAS is available to clients who invest a minimum of $500,000 in the J.P. Morgan Funds.

IRA MANAGEMENT SERVICE
As one of the few remaining investments that can help your assets grow tax-deferred until retirement, the IRA enables more of your dollars to work for you longer. Morgan offers an IRA Rollover plan that helps you to build well-balanced long-term investment portfolios, diversified across a wide array of mutual funds. From money markets to emerging markets, the J.P. Morgan Funds provide an excellent way to help you accumulate long-term wealth for retirement.

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. MORGAN GUARANTY TRUST COMPANY OF NEW YORK SERVES AS INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests in a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN DISCIPLINED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investment in The Disciplined Equity Portfolio
  ("Portfolio"), at value                          $18,028,810
Receivable for Shares of Beneficial Interest Sold       47,154
Receivable for Expense Reimbursements                   22,534
Deferred Organization Expenses                           9,180
                                                   -----------
    Total Assets                                    18,107,678
                                                   -----------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                              22,368
Shareholder Servicing Fee Payable                        1,886
Administrative Services Fee Payable                        218
Administration Fee Payable                                  39
Fund Services Fee Payable                                    6
Accrued Trustees' Fees and Expenses                          4
Organization Expenses Payable                            7,000
Accrued Expenses                                        39,228
                                                   -----------
    Total Liabilities                                   70,749
                                                   -----------

NET ASSETS
Applicable to 1,206,876 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $18,036,929
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  Per Share                                             $14.95
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $17,603,344
Undistributed Net Investment Income                     14,147
Accumulated Net Realized Gain on Investment             73,449
Net Unrealized Appreciation of Investment              345,989
                                                   -----------
    Net Assets                                     $18,036,929
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN DISCIPLINED EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD DECEMBER 31, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH MAY 31,
1998
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $251)                                    $ 34,064
Allocated Interest Income                                        3,483
Allocated Portfolio Expenses (Net of
  Reimbursement of $265)                                        (9,872)
                                                              --------
    Net Investment Income Allocated from
      Portfolio                                                 27,675
FUND EXPENSES
Registration Fees                                  $ 21,618
Professional Fees                                    11,310
Printing Expenses                                    10,366
Transfer Agent Fees and Expenses                      8,686
Shareholder Servicing Fee                             5,379
Amortization of Organization Expenses                   820
Administrative Services Fee                             626
Fund Services Fee                                        58
Administration Fee                                       47
Trustees' Fees and Expenses                              19
Miscellaneous                                         1,513
                                                   --------
    Total Fund Expenses                              60,442
Less: Reimbursement of Expenses                     (54,178)
                                                   --------
NET FUND EXPENSES                                                6,264
                                                              --------
NET INVESTMENT INCOME                                           21,411
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                     73,449
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                          345,989
                                                              --------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $440,849
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN DISCIPLINED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD DECEMBER 31, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH MAY 31,
1998
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    21,411
Net Realized Gain on Investment Allocated from
  Portfolio                                             73,449
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                  345,989
                                                   -----------
    Net Increase in Net Assets Resulting from
      Operations                                       440,849
                                                   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (7,264)
                                                   -----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold    17,984,065
Reinvestment of Dividends                                6,420
Cost of Shares of Beneficial Interest Redeemed        (387,141)
                                                   -----------
    Net Increase from Transactions in Shares of
      Beneficial Interest                           17,603,344
                                                   -----------
    Total Increase in Net Assets                    18,036,929
NET ASSETS
Beginning of Period                                    --
                                                   -----------
End of Period (including undistributed net
  investment income of $14,147)                    $18,036,929
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN DISCIPLINED EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                     FOR THE PERIOD
                                                   DECEMBER 31, 1997
                                                    (COMMENCEMENT OF
                                                      OPERATIONS)
                                                        THROUGH
                                                      MAY 31, 1998
                                                   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   12.98
                                                   ------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                           0.03
Net Realized and Unrealized Gain on Investment                  1.96
                                                   ------------------
Total from Investment Operations                                1.99
                                                   ------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                          (0.02)
                                                   ------------------
Total Distributions to Shareholders                            (0.02)
                                                   ------------------

NET ASSET VALUE, END OF PERIOD                             $   14.95
                                                   ------------------
                                                   ------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                   15.33%(b)
Net Assets, End of Period (in thousands)                   $  18,037
Ratios to Average Net Assets
  Expenses                                                      0.75%(a)
  Net Investment Income                                         1.00%(a)
  Expenses without Expense Reimbursement                        3.28%(a)

------------------------
(a) Annualized.

(b) Not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Disciplined Equity Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on December 31, 1997. Prior to January 1, 1998, the trust's and the fund's names were The JPM Pierpont Funds and The JPM Pierpont Disciplined Equity Fund, respectively.

The fund invests all of its investable assets in The Disciplined Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (6% at May 31, 1998). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $10,000. Morgan Guaranty Trust Company of New York ("Morgan") has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

J.P. MORGAN DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust, and certain other investment companies subject to similar agreements with FDI. For the period December 31, 1997 (commencement of operations) through May 31, 1998, the fee for these services amounted to $47.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios in which the trust and the J.P. Morgan Institutional Funds (formerly The JPM Institutional Funds) invest (the "master portfolios") and J.P. Morgan Series Trust (formerly JPM Series Trust) in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of the aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the period December 31, 1997 (commencement of operations) through May 31, 1998, the fee for these services amounted to $626.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.75% of the average daily net assets of the fund through September 30, 1998. For the period December 31, 1997 (commencement of operations) through May 31, 1998, Morgan has agreed to reimburse the fund $54,178 for expenses that exceeded this limit.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the period December 31, 1997 (commencement of operations) through May 31, 1998, the fee for these services amounted to $5,379.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreement") whereby Schwab makes the fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services

J.P. MORGAN DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------
      agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $58 for the period December 31, 1997 (commencement of operations) through May 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $10.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                     FOR THE PERIOD
                                                    DECEMBER 31, 1997
                                                    (COMMENCEMENT OF
                                                   OPERATIONS) THROUGH
                                                      MAY 31, 1998
                                                   -------------------
Shares sold......................................           1,232,470
Reinvestment of dividends........................                 431
Shares redeemed..................................             (26,025)
                                                   -------------------
Net Increase.....................................           1,206,876
                                                   -------------------
                                                   -------------------

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 28, 1997, with unaffiliated lenders. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 27, 1998, however, the fund as party to the Agreement has extended, the Agreement and will continue its participation therein for an additional 364 days until May 26, 1999. The maximum borrowing under the new Agreement is $150,000,000. Additionally, since all of the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on such borrowings outstanding will approximate market

J.P. MORGAN DISCIPLINED EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------
rates. The funds pay a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount which is allocated to the funds in accordance with the procedures established by their respective trustees or directors. The fund has not borrowed pursuant to the Agreement as of May 31, 1998.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan Disciplined Equity Fund
(formerly The JPM Pierpont Disciplined Equity Fund)

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Disciplined Equity Fund (one of the series constituting part of J.P. Morgan Funds), hereafter referred to as the "Fund", at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period December 31, 1997 (commencement of operations) through May 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 17, 1998

The Disciplined Equity Portfolio

Annual Report May 31, 1998

(The following pages should be read in conjunction with the J.P. Morgan Disciplined Equity Fund
Annual Financial Statements)

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
COMMON STOCK (98.2%)
BASIC INDUSTRIES (5.1%)
AGRICULTURE (0.1%)
Pioneer Hi-Bred                                                  $     350,175
  International, Inc.............................        9,200
                                                                 -------------
CHEMICALS (3.4%)
Albemarle Corp...................................        2,000          48,625
Crompton & Knowles Corp..........................        3,400          91,587
Cytec Industries, Inc.+..........................        2,000          98,000
Dow Chemical Co..................................       11,200       1,085,000
E.I. Du Pont de Nemours & Co.(s).................       55,800       4,296,600
Georgia Gulf Corp................................          100           2,506
Lyondell Petrochemical Co........................        3,500         109,156
Monsanto Co......................................       72,500       4,014,687
Nalco Chemical Co................................        1,800          67,500
Rohm & Haas Co...................................        3,000         329,625
Solutia, Inc.....................................        5,500         150,906
Union Carbide Corp...............................        6,700         334,581
                                                                 -------------
                                                                    10,628,773
                                                                 -------------
FOREST PRODUCTS & PAPER (0.8%)
Boise Cascade Corp...............................        6,100         203,587
Bowater Inc......................................        3,200         162,000
Champion International Corp......................        8,100         388,800
Georgia-Pacific Corp.............................        8,500         545,594
Louisiana Pacific Corp...........................       10,100         201,369
Mead Corp........................................        9,200         286,350
Stone Container Corp.+...........................       19,400         344,350
Temple-Inland, Inc...............................        5,100         299,625
                                                                 -------------
                                                                     2,431,675
                                                                 -------------

METALS & MINING (0.8%)
Alcan Aluminum Ltd...............................       19,200         547,200
Allegheny Teledyne, Inc..........................       15,100         351,075
Aluminum Company of America (ALCOA)..............       14,200         985,125
Freeport - McMoran Copper & Gold, Inc., Class                          156,550
  A..............................................       10,100
Freeport - McMoran Copper & Gold, Inc., Class                           26,800
  B..............................................        1,600
Nucor Corp.......................................        1,500          77,250

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
METALS & MINING (CONTINUED)
Phelps Dodge Corp................................        1,500   $      91,500
Reynolds Metals Co...............................        5,900         342,200
                                                                 -------------
                                                                     2,577,700
                                                                 -------------
  TOTAL BASIC INDUSTRIES.........................                   15,988,323
                                                                 -------------

CONSUMER GOODS & SERVICES (23.2%)
APPARELS & TEXTILES (0.2%)
Nike, Inc., Class B..............................        7,200         331,200
Reebok International Ltd.                                              192,625
  (ADR)+.........................................        6,700
                                                                 -------------
                                                                       523,825
                                                                 -------------

AUTOMOTIVE (2.0%)
Chrysler Corp....................................       59,500       3,309,650
Cooper Tire & Rubber Co..........................       12,300         291,356
Dana Corp........................................        4,400         229,350
Echlin, Inc......................................       14,900         707,750
General Motors Corp..............................        1,600         115,100
Goodyear Tire and Rubber Co......................       16,400       1,178,750
Lear Corp.+......................................        7,200         384,300
                                                                 -------------
                                                                     6,216,256
                                                                 -------------

BROADCASTING & PUBLISHING (1.4%)
Comcast Corp., Class A...........................       36,000       1,234,125
Cox Communications, Inc.,                                              222,806
  Class A+.......................................        5,100
Gannett Company, Inc.............................        2,800         184,625
R.R. Donnelley & Sons Co.........................       14,700         661,500
Tele-Communications TCI Ventures Group+..........       40,200         699,731
Times Mirror Co., Class A........................        7,700         492,800
Tribune Co.......................................          300          20,062
U.S. West Media Group+...........................       14,200         526,287
Washington Post Co., Class B.....................          900         486,225
                                                                 -------------
                                                                     4,528,161
                                                                 -------------

ENTERTAINMENT, LEISURE & MEDIA (2.8%)
Circus Circus Enterprises, Inc.+.................        9,900         175,725
Hasbro, Inc......................................       14,700         562,275
International Game Technology....................       11,400         281,437
Mattel, Inc......................................       31,900       1,208,212
MGM Grand, Inc.+.................................        6,000         199,125
Mirage Resorts, Inc.+............................       18,000         374,625

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
ENTERTAINMENT, LEISURE & MEDIA (CONTINUED)
Seagram Company Ltd..............................       35,600   $   1,564,175
Time Warner, Inc.................................       55,200       4,295,250
Viacom, Inc., Class B+...........................        4,400         242,000
                                                                 -------------
                                                                     8,902,824
                                                                 -------------

FOOD, BEVERAGES & TOBACCO (6.5%)
Anheuser Busch Companies, Inc....................       24,100       1,107,094
Bestfoods........................................       13,600         767,550
Campbell Soup Co.................................       17,300         942,850
Coca-Cola Co.(s).................................       48,900       3,832,537
General Mills, Inc...............................        7,900         539,175
H. J. Heinz Company..............................       18,200         965,737
Kellogg Co.......................................       20,400         842,775
PepsiCo, Inc.(s).................................       72,600       2,962,987
Philip Morris Companies, Inc.(s).................      106,000       3,961,750
Ralston-Ralston Purina Group.....................        6,300         701,269
Sara Lee Corp....................................       22,100       1,301,137
Unilever NV (ADR)................................       31,900       2,518,106
                                                                 -------------
                                                                    20,442,967
                                                                 -------------

HOUSEHOLD APPLIANCES & FURNISHINGS (0.4%)
Furniture Brands                                                       147,500
  International, Inc.+...........................        5,000
Leggett & Platt, Inc.............................       10,600         532,650
Whirlpool Corp...................................        7,300         498,681
                                                                 -------------
                                                                     1,178,831
                                                                 -------------

HOUSEHOLD PRODUCTS (1.9%)
Clorox Co........................................        2,200         183,700
Procter & Gamble Co.(s)..........................       66,900       5,615,419
Rubbermaid, Inc..................................        7,700         251,212
                                                                 -------------
                                                                     6,050,331
                                                                 -------------

MISCELLANEOUS (0.3%)
Service Corp. International......................       26,400       1,079,100
                                                                 -------------
PERSONAL CARE (1.0%)
Gillette Co......................................       28,000       3,279,500
                                                                 -------------
              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------

RESTAURANTS & HOTELS (1.2%)
Extended Stay America, Inc.+.....................        3,800   $      41,800
McDonald's Corp..................................       57,500       3,773,437
                                                                 -------------
                                                                     3,815,237
                                                                 -------------

RETAIL (5.3%)
Albertson's, Inc.................................        5,000         231,562
American Stores Co...............................       25,700         640,894
AutoZone, Inc.+..................................       14,400         478,800
Best Buy Co., Inc.+..............................        8,800         287,100
Circuit City Stores, Inc.........................        9,200         389,850
CompUSA, Inc.+...................................        8,800         138,600
Corporate Express, Inc.+.........................        8,700         100,866
Dayton Hudson Corp...............................       40,800       1,892,100
Dillard's, Inc., Class A.........................        9,800         412,212
Federated Department                                                 1,020,706
  Stores, Inc.+..................................       19,700
Footstar, Inc.+..................................          100           4,419
General Nutrition Companies, Inc.+...............        7,700         242,791
Hannaford Brothers Co............................        3,700         163,494
Home Depot, Inc..................................       15,100       1,186,294
Kmart Corp.+.....................................       45,600         883,500
Kroger Co.+......................................       23,900       1,026,206
May Department Stores Co.........................       15,600       1,003,275
Nine West Group, Inc.+...........................        1,000          28,187
Safeway, Inc.+...................................       44,900       1,636,044
Sears, Roebuck & Co..............................       36,800       2,274,700
TJX Companies, Inc...............................       15,600         729,300
Toys 'R' Us, Inc.+...............................       26,000         689,000
Wal-Mart Stores, Inc.(s).........................       21,900       1,208,606
                                                                 -------------
                                                                    16,668,506
                                                                 -------------

TEXTILES (0.2%)
Fruit of the Loom, Inc., Class A+................        6,900         247,969
Unifi, Inc.......................................        6,300         245,306
                                                                 -------------
                                                                       493,275
                                                                 -------------
  TOTAL CONSUMER GOODS & SERVICES................                   73,178,813
                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
ENERGY (7.6%)
GAS EXPLORATION (0.1%)
Anadarko Petroleum Corp..........................        1,500   $      99,000
Union Pacific Resources                                                255,150
  Group, Inc.....................................       12,600
                                                                 -------------
                                                                       354,150
                                                                 -------------

OIL-PRODUCTION (6.7%)
Ashland, Inc.....................................        3,900         194,512
Atlantic Richfield Co............................       17,000       1,340,875
Chevron Corp.....................................       34,600       2,763,675
Exxon Corp.(s)...................................      129,500       9,129,750
Mobil Corp.......................................       41,400       3,229,200
Phillips Petroleum Co............................       13,800         690,862
Royal Dutch Petroleum Co. (ADR)(s)...............       22,400       1,255,800
Sun Company, Inc.................................        3,400         144,500
Texaco, Inc......................................       28,600       1,651,650
Tosco Corp.......................................        7,900         250,825
Unocal Corp......................................       12,500         445,312
Valero Energy Corp...............................        2,500          81,562
                                                                 -------------
                                                                    21,178,523
                                                                 -------------

OIL-SERVICES (0.8%)
Baker Hughes, Inc................................        8,500         306,000
Cooper Cameron Corp.+............................        2,600         154,700
Diamond Offshore Drilling, Inc...................        3,600         172,125
Input/Output, Inc.+..............................        1,000          22,000
R&B Falcon Corp.+................................        8,300         238,106
Schlumberger Ltd.................................       20,800       1,623,700
                                                                 -------------
                                                                     2,516,631
                                                                 -------------
  TOTAL ENERGY...................................                   24,049,304
                                                                 -------------

FINANCE (17.6%)
BANKING (8.4%)
Ahmanson, (H.F.) and Co..........................        7,400         564,250
Associated Banc - Corp...........................        2,200         109,175
Banc One Corp....................................       14,000         771,750
BankAmerica Corp.................................       33,700       2,786,569
Bankers Trust New York Corp......................        4,000         494,000
Charter One Financial, Inc.......................        7,400         252,987
Chase Manhattan Corp.............................       17,000       2,310,937
Citicorp.........................................       23,600       3,519,350
              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
BANKING (CONTINUED)
Colonial BancGroup, Inc..........................        1,700   $      55,037
Crestar Financial Corp...........................        1,600          91,900
Dime Bancorp, Inc................................        5,100         148,856
First American Corp..............................        2,100          97,059
First Chicago NBD Corp...........................       11,000         961,812
First Commerce Corp..............................        8,900         685,578
First Commerical Corp............................        5,000         344,844
First Empire State Corp.+........................          400         203,200
First Hawaiian, Inc..............................          200           7,550
First Tennessee National Corp....................        7,000         221,812
First Union Corp.................................       44,700       2,472,469
Firstar Corp.....................................        6,500         238,469
Fleet Financial Group, Inc.......................        5,500         451,000
Golden West Financial Corp.......................        2,500         270,000
GreenPoint Financial Corp........................        3,600         148,275
Huntington Bancshares, Inc.......................        7,800         254,719
KeyCorp..........................................       19,500         739,781
Long Island Bancorp, Inc.........................        3,200         197,700
Marshall & Ilsley Corp...........................          400          21,562
MBNA Corp........................................       20,900         662,269
Mercantile Bancorporation, Inc...................        6,000         306,750
Mercantile Bankshares Corp.......................        2,400          85,050
National Commerce Bancorporation.................        2,000          88,562
NationsBank Corp.(s).............................       39,200       2,969,400
North Fork Bancorporation, Inc...................        1,200          28,875
Pacific Century Financial Corp...................        3,300          82,706
Peoples Heritage Financial                                              76,394
  Group, Inc.....................................        3,400
Provident Financial Group, Inc...................        1,900          97,078
Republic New York Corp...........................        2,500         321,094
Southtrust Corp..................................        7,800         316,144
Sovereign Bancorp, Inc...........................        7,000         124,031
Star Banc Corp...................................        3,600         219,600
TCF Financial Corp...............................        4,100         133,506
Trans Financial, Inc.............................        1,000          53,281
Union Planters Corp..............................        3,400         198,900
Washington Federal, Inc..........................        1,700          47,175
Washington Mutual, Inc...........................        9,200         650,612
Wells Fargo & Co.................................        3,700       1,337,550
Westamerica Bancorporation.......................        1,200          37,125
                                                                 -------------
                                                                    26,256,743
                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
FINANCIAL SERVICES (5.3%)
American Express Co..............................       19,600   $   2,011,450
Associates First Capital Corp.,                                      1,182,037
  Class A........................................       15,800
Bear Stearns Companies, Inc......................        5,000         271,250
Beneficial Corp..................................        2,800         375,200
Capital One Financial Corp.......................        2,800         279,475
ContiFinancial Corp.+............................        1,900          53,556
Edwards (A.G.), Inc..............................        4,000         161,750
Equifax, Inc.....................................       15,200         552,900
Federal Home Loan Mortgage Corp..................       31,000       1,410,500
Federal National Mortgage Association............       47,500       2,844,062
Finova Group, Inc................................        2,600         143,812
Green Tree Financial Corp........................        3,000         120,562
Household International, Inc.....................        4,000         541,250
Lehman Brothers Holdings, Inc....................        4,000         283,750
Merrill Lynch & Company, Inc.....................       11,900       1,065,050
Money Store, Inc.................................        1,800          59,400
Morgan Stanley, Dean Witter, Discover & Co.......       27,500       2,146,719
Ocwen Financial Corp.+...........................        2,300          56,062
Providian Financial Corp.........................        4,400         279,950
Travelers Group, Inc.............................       45,400       2,769,400
                                                                 -------------
                                                                    16,608,135
                                                                 -------------

INSURANCE (3.9%)
Allstate Corp....................................       23,800       2,240,175
Ambac Financial Group, Inc.......................        4,000         218,750
American International                                               4,692,494
  Group, Inc.....................................       37,900
Chubb Corp.......................................          200          15,912
CIGNA Corp.......................................       11,600         794,600
Financial Security Assurance Holdings Ltd........        1,500          88,875
Fremont General Corp.............................        1,900         108,656
General Re Corp..................................        3,400         747,575
Marsh & McLennan                                                       849,356
  Companies, Inc.................................        9,700
MBIA, Inc........................................        5,500         410,094
Ohio Casualty Corp...............................        1,300          62,969
PMI Group, Inc...................................        1,600         120,300
SAFECO Corp......................................        7,100         331,481
St. Paul Companies, Inc..........................       11,000         488,125
              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
INSURANCE (CONTINUED)
Torchmark Corp...................................          100   $       4,288
Transamerica Corp................................        3,000         345,000
Travelers Property Casualty Corp., Class A.......        3,200         133,000
UNUM Corp........................................        7,800         433,388
                                                                 -------------
                                                                    12,085,038
                                                                 -------------
  TOTAL FINANCE..................................                   54,949,916
                                                                 -------------

HEALTHCARE (10.6%)
HEALTH SERVICES (1.4%)
Abbott Laboratories..............................        1,700         126,119
Aetna, Inc.......................................       10,500         820,969
Columbia / HCA Healthcare Corp.(s)...............       23,800         777,963
Health Care & Retirement Corp.+..................        3,200         123,800
Humana, Inc.+....................................       23,600         733,075
Tenet Healthcare Corp.+..........................       23,800         833,000
United Healthcare Corp...........................       13,700         876,800
                                                                 -------------
                                                                     4,291,726
                                                                 -------------

MEDICAL SUPPLIES (0.8%)
Bausch & Lomb, Inc...............................        4,200         209,213
Boston Scientific Corp.+.........................       14,000         892,500
Chiron Corp.+....................................       11,800         212,769
Medtronic, Inc...................................       16,700         928,938
Perkin-Elmer Corp................................        4,500         308,250
                                                                 -------------
                                                                     2,551,670
                                                                 -------------

PHARMACEUTICALS (8.4%)
Alza Corp.+......................................       22,000       1,064,250
American Home Products Corp......................      104,000       5,024,500
Bristol-Myers Squibb Co.(s)......................       61,600       6,622,000
Eli Lilly & Co...................................       13,400         823,263
Forest Laboratories, Inc.+.......................       47,000       1,551,000
Johnson & Johnson................................       36,500       2,520,781
Merck & Company, Inc.............................       15,600       1,826,175
Pfizer, Inc......................................       16,800       1,760,850
Schering-Plough Corp.............................        2,400         200,850
Warner-Lambert Co................................       76,400       4,875,275
Watson Pharmaceuticals, Inc.+....................        5,900         258,125
                                                                 -------------
                                                                    26,527,069
                                                                 -------------
  TOTAL HEALTHCARE...............................                   33,370,465
                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
INDUSTRIAL PRODUCTS & SERVICES (10.5%)
BUILDING MATERIALS (0.1%)
Owens Corning....................................        5,600   $     210,000
Sherwin-Williams Co..............................        5,900         196,175
                                                                 -------------
                                                                       406,175
                                                                 -------------

CAPITAL GOODS (0.2%)
Eaton Corp.......................................        4,800         431,100
Fluor Corp.......................................        4,900         233,669
Foster Wheeler Corp..............................        2,100          53,288
                                                                 -------------
                                                                       718,057
                                                                 -------------
DIVERSIFIED MANUFACTURING (8.1%)
AlliedSignal, Inc................................       59,100       2,526,525
Boeing Co........................................      102,100       4,862,513
Coltec Industries, Inc.+.........................        7,800         174,038
Cooper Industries, Inc...........................        8,000         515,000
Deere & Co.......................................        7,700         399,438
Eastman Kodak Co.................................       33,600       2,398,200
General Electric Co.(s)..........................       78,900       6,578,288
Harris Corp......................................        8,300         399,956
Illinois Tool Works, Inc.........................        3,600         237,600
ITT Industries, Inc..............................       12,200         449,875
Johnson Controls, Inc............................        8,700         517,650
Minnesota Mining & Manufacturing Co..............        1,100         101,888
Parker-Hannifin Corp.............................        6,900         283,331
Raytheon Co., Class A............................       33,700       1,796,631
Tenneco, Inc.....................................       17,500         728,438
Tyco International Ltd...........................       59,900       3,316,963
Xerox Corp.......................................        2,700         277,425
                                                                 -------------
                                                                    25,563,759
                                                                 -------------
ELECTRICAL EQUIPMENT (1.0%)
Caterpillar, Inc.................................       22,800       1,252,575
Emerson Electric Co..............................       22,600       1,372,950
W.W. Grainger, Inc...............................        4,200         443,363
                                                                 -------------
                                                                     3,068,888
                                                                 -------------

ELECTRONICS (0.2%)
Rockwell International Corp......................       10,200         561,000
Tektronix, Inc...................................        2,600          99,450
                                                                 -------------
                                                                       660,450
                                                                 -------------
              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------

PACKAGING & CONTAINERS (0.4%)
Kimberly-Clark Corp..............................       27,600   $   1,367,925
                                                                 -------------

POLLUTION CONTROL (0.5%)
Waste Management, Inc............................       47,400       1,540,500
                                                                 -------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                   33,325,754
                                                                 -------------

TECHNOLOGY (12.8%)
COMPUTER PERIPHERALS (0.5%)
EMC Corp.(s)+....................................       30,800       1,276,275
Quantum Corp.+...................................        7,500         164,297
                                                                 -------------
                                                                     1,440,572
                                                                 -------------

COMPUTER SOFTWARE (2.6%)
Autodesk, Inc....................................        2,600         110,663
Computer Associates                                                  1,617,000
  International, Inc.............................       30,800
Microsoft Corp.(s)+..............................       49,700       4,216,734
Networks Associates, Inc.+.......................        4,300         263,509
Oracle Corp.+....................................       60,100       1,417,984
Parametric Technology Co.+.......................       14,400         441,450
Sybase, Inc.+....................................        2,200          17,531
Symantec Corp.+..................................        3,100          74,013
                                                                 -------------
                                                                     8,158,884
                                                                 -------------

COMPUTER SYSTEMS (3.3%)
3Com Corp.+......................................       19,900         505,584
Compaq Computer Corp.............................       83,900       2,291,519
International Business Machines Corp.(s).........       55,600       6,526,050
Silicon Graphics, Inc.+..........................       10,600         127,200
Sun Microsystems, Inc.+..........................       25,100       1,004,784
                                                                 -------------
                                                                    10,455,137
                                                                 -------------

ELECTRONICS (1.7%)
AMP, Inc.........................................        9,800         372,400
Bay Networks, Inc.+..............................       11,100         307,331
Cabletron Systems, Inc.+.........................        8,700         112,013
Cisco Systems, Inc.+.............................       59,500       4,494,109
Sensormatic Electronics Corp.....................        1,800          23,063
                                                                 -------------
                                                                     5,308,916
                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
INFORMATION PROCESSING (0.3%)
First Data Corp..................................       25,800   $     857,850
                                                                 -------------

SEMICONDUCTORS (3.4%)
Applied Materials, Inc.+.........................       20,500         656,641
Intel Corp.(s)...................................       94,800       6,769,313
Motorola, Inc....................................       34,700       1,836,931
National Semiconductor Corp.+....................        7,300         118,625
Texas Instruments, Inc...........................       23,500       1,207,313
Xilinx, Inc.+....................................        4,100         155,928
                                                                 -------------
                                                                    10,744,751
                                                                 -------------

TELECOMMUNICATIONS-EQUIPMENT (1.0%)
Lucent Technologies, Inc.........................       42,200       2,993,563
Northern Telecom Ltd.(i).........................          600          38,400
                                                                 -------------
                                                                     3,031,963
                                                                 -------------
  TOTAL TECHNOLOGY...............................                   39,998,073
                                                                 -------------

TRANSPORTATION (1.1%)
AIRLINES (0.1%)
AMR Corp.+.......................................        2,000         307,875
Southwest Airlines Co............................          600          16,013
                                                                 -------------
                                                                       323,888
                                                                 -------------

RAILROADS (0.9%)
Burlington Northern                                                    656,700
  Railroad Co....................................        6,600
CSX Corp.........................................       13,100         623,888
Norfolk Southern Corp............................       20,900         654,431
Union Pacific Corp...............................       14,700         711,113
Wisconsin Central Transportation Corp.+..........        1,800          42,244
                                                                 -------------
                                                                     2,688,376
                                                                 -------------
TRUCK & FREIGHT CARRIERS (0.1%)
CNF Transportation, Inc..........................        2,800         114,975
Consolidated Freightways Corp.+..................          100           1,481
Ryder System, Inc................................        4,000         136,250
                                                                 -------------
                                                                       252,706
                                                                 -------------
  TOTAL TRANSPORTATION...........................                    3,264,970
                                                                 -------------
              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------

UTILITIES (9.7%)
ELECTRIC (2.2%)
Allegheny Energy, Inc............................        8,500   $     238,531
Baltimore Gas & Electric Co......................        9,200         280,025
Central & South West Corp........................       33,900         896,231
Cinergy Corp.....................................        9,800         316,663
CMS Energy Corp..................................        6,000         261,375
Dominion Resources, Inc..........................       12,200         484,188
Duke Power Co....................................        1,400          80,675
Entergy Corp.....................................       15,400         405,213
GPU, Inc.........................................        8,000         308,000
Illinova Corp....................................        3,400          98,813
New England Electric System......................        4,000         167,000
Northern States Power Co.........................        4,500         255,938
P P & L Resources, Inc...........................       10,100         223,463
Peco Energy Co...................................       13,900         392,675
PG&E Corp........................................          900          28,350
Potomac Electric Power Co........................        6,600         161,288
Southern Co......................................       43,500       1,155,469
Teco Energy, Inc.................................        6,300         164,981
Texas Utilities Co...............................       15,400         608,300
Western Resources, Inc...........................        3,700         141,988
Wisconsin Energy Corp............................        8,200         241,900
                                                                 -------------
                                                                     6,911,066
                                                                 -------------

GAS-PIPELINES (0.6%)
Columbia Energy Group............................        3,300         278,438
El Paso Natural Gas Co...........................        7,300         281,963
Enron Corp.......................................       20,500       1,027,563
K N Energy, Inc..................................        2,400         129,900
                                                                 -------------
                                                                     1,717,864
                                                                 -------------

NATURAL GAS (0.1%)
Consolidated Natural Gas Company.................        6,000         339,375
                                                                 -------------

TELEPHONE (6.8%)
Ameritech Corp...................................        7,900         335,256
AT & T Corp......................................       31,700       1,929,738
Bell Atlantic Corp...............................       28,800       2,638,800
Bellsouth Corp...................................       24,200       1,560,900
Cincinnati Bell, Inc.............................        9,200         292,675
Frontier Corp....................................       10,300         313,506
GTE Corp.........................................       59,000       3,440,438
MCI Communications Corp..........................       55,600       2,972,863

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
TELEPHONE (CONTINUED)
SBC Communications, Inc..........................      119,700   $   4,653,338
Sprint Corp......................................       13,000         932,750
WorldCom, Inc.+..................................       51,100       2,326,647
                                                                 -------------
                                                                    21,396,911
                                                                 -------------
  TOTAL UTILITIES................................                   30,365,216
                                                                 -------------
  TOTAL COMMON STOCK (COST $273,363,804).........                  308,490,834
                                                                 -------------

                                                    PRINCIPAL
                                                     AMOUNT
                                                   -----------
FIXED INCOME SECURITIES (0.1%)
U.S. TREASURY OBLIGATIONS (0.1%)
U.S. TREASURY NOTES (0.1%)
United States Treasury Notes;                                          285,624
  6.0% due 09/30/98(s)
  (cost $286,287)................................  $   285,000
                                                                 -------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  -----------   -------------

SHORT-TERM INVESTMENTS (1.5%)
REPURCHASE AGREEMENT (1.5%)
State Street Repurchase Agreement, dated 05/29/98                $   4,823,000
  due 06/01/98, 5.00%, proceeds $4,825,009
  (collateralized by U.S. Treasury Note, 6.5%,
  due 11/15/26, valued at $4,919,963)
  (cost $4,823,000)..............................  $ 4,823,000
                                                                 -------------
TOTAL INVESTMENTS
  (COST $278,473,091) (99.8%).................................     313,599,458
OTHER ASSETS IN EXCESS OF
  LIABILITIES (0.2%)..........................................         536,479
                                                                 -------------
NET ASSETS (100.0%)...........................................   $ 314,135,937
                                                                 -------------
                                                                 -------------

------------------------------
Note: The cost of investments for federal income tax purposes at May 31, 1998 was $278,625,016; the aggregate gross unrealized appreciation and depreciation was $40,212,028 and $5,237,586, respectively, resulting in net unrealized appreciation of $34,974,442.

+ Non-income producing security.

(i) Foreign security.

ADR - American Depositary Receipt.

(s) Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. Total market value of securities segregated is $6,867,437.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $278,473,091)           $313,599,458
Cash                                                        801
Receivable for Investments Sold                       8,311,146
Dividends Receivable                                    511,893
Deferred Organization Expenses                            7,171
Foreign Tax Reclaim Receivable                            5,078
Interest Receivable                                       4,906
Receivable for Expense Reimbursement                      1,371
Prepaid Trustees' Fees                                      140
Prepaid Expenses                                            185
                                                   ------------
    Total Assets                                    322,442,149
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     8,109,088
Advisory Fee Payable                                     90,209
Variation Margin Payable                                 49,500
Custody Fee Payable                                      30,312
Administrative Services Fee Payable                       7,477
Organization Expenses Payable                             5,500
Administration Fee Payable                                  700
Fund Services Fee Payable                                   260
Accrued Expenses                                         13,166
                                                   ------------
    Total Liabilities                                 8,306,212
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $314,135,937
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $15,883 )                                                   $ 2,756,106
Interest Income                                                      332,183
                                                                 -----------
    Investment Income                                              3,088,289
EXPENSES
Advisory Fee                                       $   628,965
Custodian Fees and Expenses                            173,227
Administrative Services Fee                             53,654
Professional Fees and Expenses                          44,865
Fund Services Fee                                        5,818
Printing Expenses                                        4,527
Administration Fee                                       3,742
Amortization of Organization Expenses                    1,998
Trustees' Fees and Expenses                              1,381
Insurance Expense                                          444
                                                   -----------
    Total Expenses                                     918,621
Less: Reimbursement of Expenses                       (110,241)
                                                   -----------
NET EXPENSES                                                         808,380
                                                                 -----------
NET INVESTMENT INCOME                                              2,279,909
NET REALIZED GAIN ON
  Investment Transactions                           13,837,301
  Futures Contracts                                    942,698
                                                   -----------
    Net Realized Gain                                             14,779,999
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION OF
  Investments                                       29,619,133
  Futures Contracts                                    (97,927)
                                                   -----------
    Net Change in Unrealized Appreciation                         29,521,206
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $46,581,114
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE PERIOD
                                                                     DECEMBER 30, 1996
                                                   FOR THE FISCAL    (COMMENCEMENT OF
                                                     YEAR ENDED     OPERATIONS) THROUGH
                                                    MAY 31, 1998       MAY 31, 1997
                                                   --------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    2,279,909   $          324,603
Net Realized Gain on Investments and Futures
  Contracts                                            14,779,999              157,560
Net Change in Unrealized Appreciation of
  Investments and Futures Contracts                    29,521,206            5,691,580
                                                   --------------   -------------------
    Net Increase in Net Assets Resulting from
      Operations                                       46,581,114            6,173,743
                                                   --------------   -------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
  Contributions                                       235,373,755           72,972,888
  Withdrawals                                         (44,366,828)          (2,598,735)
                                                   --------------   -------------------
    Net Increase from Investors' Transactions         191,006,927           70,374,153
                                                   --------------   -------------------
    Total Increase in Net Assets                      237,588,041           76,547,896
NET ASSETS
  Beginning of Period                                  76,547,896                   --
                                                   --------------   -------------------
  End of Period                                    $  314,135,937   $       76,547,896
                                                   --------------   -------------------
                                                   --------------   -------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                      FOR THE PERIOD
                                                                     DECEMBER 30, 1996
                                                   FOR THE FISCAL    (COMMENCEMENT OF
                                                     YEAR ENDED     OPERATIONS) THROUGH
                                                    MAY 31, 1998       MAY 31, 1997
                                                   --------------   -------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                  0.45%                 0.45%(a)
  Net Investment Income                                     1.27%                 1.54%(a)
  Expenses without Reimbursement                            0.51%                 0.78%(a)
Portfolio Turnover                                         60.59%                20.47%(b)

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Disciplined Equity Portfolio (the "portfolio") is one of seven subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The series portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio commenced operations on December 30, 1996. The portfolio's investment objective is to provide a high total return from a broadly diversified portfolio of equity securities. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the portfolio's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      The portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) Securities transactions are recorded on a trade-date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) The portfolio incurred organization expenses in the amount of $10,000. Morgan Guaranty Trust Company of New York ("Morgan") has agreed to pay the organization expenses of the portfolio. The

THE DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------
      portfolio has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   d) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

   e) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. At May 31, 1998, the portfolio had open futures contracts as follows:

       SUMMARY OF OPEN CONTRACTS AT MAY 31, 1998

                                                                    NET UNREALIZED   MARKET VALUE
                                                   CONTRACTS LONG    APPRECIATION    OF CONTRACTS
                                                   --------------   --------------   ------------
S & P 500, expiring June 1998....................             20    $      86,418    $  5,454,000
                                                   --------------   --------------   ------------
                                                   --------------   --------------   ------------

   f) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with Morgan. Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.35% of the portfolio's average daily net assets. For the fiscal year ended May 31, 1998, such fees amounted to $628,965.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio,

THE DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------
      furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1998, the fee for these services amounted to $3,742.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and other portfolios for which Morgan acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of the their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For fiscal year ended May 31, 1998, the fee for these services amounted to $53,654.

      In addition, Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.45% of the average daily net assets of the portfolio through September 30, 1998. For the fiscal year ended May 31, 1998, Morgan has agreed to reimburse the portfolio $110,241 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $5,818 for the fiscal year ended May 31, 1998.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,200.

THE DISCIPLINED EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1998
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for fiscal the year ended May 31, 1998 were as follows:

              COST OF          PROCEEDS
             PURCHASES        FROM SALES
          ---------------    ------------
          $   296,773,266    $106,004,461

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in the report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The Disciplined Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Disciplined Equity Portfolio (the "Portfolio") at May 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the supplementary data for the year then ended and for the period December 30, 1996 (commencement of operations) through May 31, 1997, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 17, 1998

J.P. MORGAN FUNDS

     PRIME MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     CALIFORNIA MONEY MARKET FUND

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     EMERGING MARKETS DEBT FUND

     TAX EXEMPT BOND FUND

     NEW YORK TOTAL RETURN BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     JAPAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.


J.P. MORGAN
DISCIPLINED EQUITY
FUND


ANNUAL REPORT
MAY 31, 1998